Short-term investments	12 Months Ended
Dec. 31, 2020
Short Term Investment Abstract
Short-term investments [Text Block]

11.  Short-term investments

As at December 31, 2020, short-term investments are comprised of a $3.5 million note receivable from an exploration and development mining company, bearing an interest rate of 12.0% and maturing in March 2021.

As at December 31, 2019, short-term investments were comprised of a $15.9 million secured senior loan (Note 15) with Falco Resources Ltd. ("Falco"), an associate of Osisko, bearing interest at a rate of 7.0%. This secured senior loan was amended in November 2020 and the maturity date was extended to December 31, 2022 (Note 15).  As at December 31, 2019, short-term investments also included three other notes receivable from exploration and development mining companies for an aggregate amount of $4.8 million, bearing interest rates ranging from 10.5% to 12.0%.